February 11, 1999
                      Convertible Securities Series
                  Supplement to the current Prospectus


     The following replaces information under Mangement of the
 Fund:

     Damon J. Andres, Assistant Vice President/Portfolio Manager, has assumed day-to-day responsibilities for making investment desisions for the Convertible Securities Series in February 1999. Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. He joined Delaware Investments in 1994 as an Equity Research Analyst. Prior to this, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.